FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT TO LICENSE AGREEMENT (“First Amendment”) is entered into on November 8, 2017 (the “Effective Date”) by and between BIOTIME, INC., a California corporation, having its principal place of business at 1010 Atlantic Avenue, Suite 102, Alameda, CA 94501 (“BioTime”), and AGEX THERAPEUTICS, INC., a Delaware corporation, having its principal place of business at 1010 Atlantic Avenue, Suite 102, Alameda, CA 94501 (“AgeX”).

WITNESSETH

WHEREAS, the parties previously entered into a License Agreement (“Agreement”) on 17 August 2017 and now wish to clarify the rights granted thereunder; and

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the parties hereby agree as follows:

1. Section 1.3 of the Agreement shall be deleted and replaced in its entirety by:

    “AgeX Cellular Product” means any HyStem Product that contains a Therapeutic Cell.

2. Capitalized terms used herein have the same meaning given to them in the Agreement.

3. Other than expressly amended herein, the Agreement remains in full force and effect.

4. This First Amendment may be executed in any number of counterparts.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, BioTime and AgeX have executed this Agreement by their respective officers hereunto duly authorized, on the day and year hereinafter written.

AGEX THERAPEUTICS, INC.		BIOTIME, INC.

By:	/s/ Michael D. West	By:	/s/ Aditya P. Mohanty
	Michael D. West		Aditya P. Mohanty
Title:	Chief Executive Officer	Title:	Co-Chief Executive Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE HYSTEM SUBLICENSE]